                          SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549





                                       FORM 8-K

                                    CURRENT REPORT
                      (PURSUANT TO SECTION 13 OR 15 (d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934)


                                   October 8, 1997
                  (Date of Report (Date of Earliest Event Reported))



                     GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
                (Exact name of registrant as specified in its charter)


DELAWARE                                 2741                 95-4578632
(State or other jurisdiction    (Primary Standard             (I.R.S. Employer
of incorporation or             Industrial Classification     Identification
organization)                   Code Number)                  Number)


                                  5548 Lindbergh Lane
                              Bell, California  90201-6410
                                     (213) 980-4300
   (Address,  including ZIP code,  and telephone number,  including area code, of registrant's principal executive offices)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Effective August 1, 1997, the Company entered into an agreement (the "Forbearance Agreement") with its lender, Foothill Capital Corporation ("Foothill"), whereby Foothill agreed to not enforce certain of its remedies available as a result of the Company's default under its line of credit until October 1, 1997. In connection with the Forbearance Agreement, on August 28, 1997, Senoral, Inc., a creditor of the Company ("Senoral"), purchased Foothill's rights under the line of credit for approximately $342,000. Effective September 11, 1997, Senoral began advancing funds to the Company under the line of credit. As of October 7, 1997, the amount outstanding under the line of credit was approximately $1,728,197.

Senoral is controlled by Alan Saloner who owns 250,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock") (or approximatley 1.9% of the outstanding Common Stock).

As a result of the Company's default under the Senoral loan, Senoral foreclosed against OSP's assets (the "Assets") through a public sale of the Assets on October 8, 1997. Senoral purchased the Assets in the public sale for $1,000,000. In connection with the public sale, Global One and OSP waived their rights to, among other things, certain notices, rights of redemption and rights to object to the form of the sale.

The book value of the Assets at August 31, 1997 was as follows:

ASSETS AS OF AUGUST 31, 1997                 OSP PUBLISHING, INC.

CURRENT ASSETS

Cash                                        $ (608,700)
Accounts Receivable - trade                  2,589,856
Inventories                                  1,027,064
Royalty Advances                               477,088
Deferred Income Taxes                        1,089,248
Prepaid and Other Current Assets               102,873
                                           ------------
     Total Current Assets                    4,677,428

PROPERTY & EQUIPMENT (net)                     885,122

INTERCOMPANY ACCOUNTS                       (2,097,038)
DEPOSITS                                       172,197
GOODWILL/OTHER ASSETS (net)                      6,505
                                           ------------

     TOTAL ASSETS                           $3,644,215
                                           ------------
                                           ------------

Management believes that, due to the nature of the Assets, certain of the Assets did not receive full value and that other Assets were non-transferable or could not in any event be sold or transferred. A deficiency of approximately $770,000 is still owed by the Company to Senoral.

Subsequent to the public sale, Senoral transferred the Assets to a third party. The Company is currently in negotiations with such party for the repurchase of the Assets. If the Company is unable to repurchase the Assets, operations of the Company will entirely cease.

Management believes that, once relieved of OSP's indebtedness, it will be more able to obtain bank financing. It is likely that certain creditors of OSP may seek relief against Global One for OSP's indebtedness. Management intends to strongly oppose any such claims.

ITEM 5.   OTHER EVENTS

Effective August 1, 1997, the Company entered into a Stock Purchase and Loan Agreement (the "Agreement") with Joseph C. Angard, the Company's former Chairman of the Board and Chief Executive Officer and formerly a 35.7% stockholder ("Angard"), and Miller, Johnson & Kuehn, Incorporated ("Miller Johnson") which provides for, among other things, (i) Miller Johnson selling on a "best efforts" basis up to 2,000,000 shares of Common Stock owned by Angard for $0.50 per share in a private placement (the "Private Placement"),
(ii) Angard's loan of $900,000 to the Company at an interest rate of prime plus 2% secured by certain of the Company's receivables, (iv) Angard's surrender of 920,000 shares of Common Stock to the Company and (v) the Company's 10-year option to purchase up to 970,000 shares of Common Stock held by Angard at a purchase price of $1.00 per share.

As of September 3, 1997, Angard had sold 1,646,100 shares in the Private Placement and loaned $720,000 to the Company. Miller Johnson has indicated that it will not sell any more shares of Angard's Common Stock. Accordingly, the Company will not receive the remaining loan proceeds ($180,000) from Angard. The parties are currently negotiating the retirement of Angard's shares as contemplated by the Agreement.

Global One entered into a Loan and Security Agreement, dated October 7, 1997, with Safcor, Inc., a company affiliated with Alan Saloner, providing for a six-month loan of $800,000 to Global One bearing interest at the rate of 3% over prime and secured by the Company's accounts receivable. The Company expects that this loan will satisfy the deficiency owed to Senoral.

While the Company has taken the steps described above to obtain financing to enable it to continue operations, the Company's cash needs remain severe. The Company has been unable to pay various creditors, and, since August 1, 1997, Global One and/or its subsidiaries have been served with a number of lawsuits. As of October 14, 1997, the Company had claims aggregating approximately $920,00 in unpaid invoices in addition to certain other matters involving unspecified amounts and several claims for copyright or trademark infringement. Management believes that most of the indebtedness belongs to OSP.

Effective October 1, 1997, the Company terminated its arrangement with Prodispak, U.S.A. Inc. pursuant to which the Company was outsourcing its distribution and MIS functions. Prodispak is affiliated with Alan Saloner.

The Company continues to seek alternative sources of financing, including lines of credit and investment capital. However, there can be no assurances that the Company will be able to obtain such other financing. In the event that the Company is unable to obtain financing in the near future, the Company may be required to seek relief pursuant to a restructuring of the Company.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (b)  Pro Forma Financial Information.

               GLOBAL ONE CONSOLIDATED PRO FORMA BALANCE SHEET AT
               JUNE 30, 1997

               GLOBAL ONE CONSOLIDATED PRO FORMA INCOME STATEMENT FOR THE SIX MONTHS ENDED JUNE 30, 1997

               GLOBAL ONE CONSOLIDATED PRO FORMA INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1996


          (c)  Exhibits.

          EXHIBIT NO.    DESCRIPTION                               PAGE NO.

          2.1 Loan and Security Agreement between Global One and Safcor, Inc. dated October 7, 1997

          2.2            Letter from Global One and OSP to Senoral, Inc.
                         dated October 6, 1997

          2.3            Letter from OSP Publishing, Inc. to Senoral, Inc.
                         dated October 6, 1997

                                      SIGNATURES


Under the requirements of the Securities Exchange Act of 1934, Global One Distribution & Merchandising Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 24, 1997


                                                GLOBAL ONE DISTRIBUTION
                                                & MERCHANDISING INC.



                                                By: /S/ DOUGLASS E. COY
                                                   --------------------------
                                                        Douglass E. Coy

                       GLOBAL ONE CONSOLIDATED PRO FORMA
                         BALANCE SHEET AT JUNE 30, 1997
                                 (UNAUDITED)*
                                (IN THOUSANDS)

ASSETS

Current Assets                              HISTORICAL  ADJUSTMENT   PRO FORMA
                                            ----------  ----------  -----------
  Cash                                      $        0  $        0  $     0 (1)
  Accounts receivables                           4,260       3,978      282 (2)
  Inventories                                    1,625       1,555       70 (2)
  Prepaid royalties                                716         493      223 (2)
  Other current assets                           1,495       1,379      116 (2)
                                            ----------  ----------  -----------
  TOTAL CURRENT ASSETS                           8,096       7,405      691 (2)

Property & equipment, net                        1,150         947      203 (2)
Due from(to) subsidiaries                           13      (1,353)   1,366 (2)
Other assets                                       160         170      (10)(2)
Goodwill                                         4,296           2    4,294 (2)
                                            ----------  ----------  -----------

TOTAL ASSETS                                $   13,716  $    7,171  $ 6,544
                                            ----------  ----------  -----------
                                            ----------  ----------  -----------

LIABILITIES AND STOCKHOLDER'S EQUITY        HISTORICAL  ADJUSTMENT   PRO FORMA
                                            ----------  ----------  -----------
Current Liabilities
  Accounts payable                          $    4,428  $        0  $ 4,428 (3)
  Accrued expenses                               1,255           0    1,255 (4)
  Royalties payable                              1,792           0    1,792 (4)
  Subordinated debt                                300           0      300 (4)
  Current maturities of long term debt             100           0      100 (4)
  Income taxes payable                              53           0       53 (4)
  Bank line of credit                            2,767           0    2,767 (4)
  Loan from factor                                   0           0        0 (4)
                                            ----------  ----------  -----------
  TOTAL CURRENT LIABILITIES                     10,695           0   10,695
                                            ----------  ----------  -----------

Capital leases                                      52           0       52 (4)
Subordinated long term debt                      1,695           0    1,695 (4)
                                            ----------  ----------  -----------
  TOTAL LIABILITIES                         $   12,422  $        0  $12,442
                                            ----------  ----------  -----------
Stockholder's equity
  Common stock                                  10,792           0   10,792 (5)
  Accumulated deficit                           (9,517)      7,171  (16,688)(6)
                                            ----------  ----------  -----------
  Total stockholder's equity                     1,275       7,171   (5,896)
                                            ----------  ----------  -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY  $   13,716  $    7,171  $ 6,544
                                            ----------  ----------  -----------
                                            ----------  ----------  -----------


__________________________________
 * The Company's auditors have neither reviewed nor approved the accuracy of these pro forma financial statements; accordingly, these pro forma financial statements are subject to further adjustment.
(1) Consolidated cash accounts held at zero balance. OSP negative cash balance of $409,000 reflected in accounts payable.
(2)  Consolidated balance reflects removal of OSP assets.
(3) Consolidated accounts payable reflects removal of OSP negative cash balance of $409,000 along with removal of amounts owed to Safcor, Inc., Senoral, Inc. and Brilliant Color aggregating $1,275,000.
(4)  Consolidated balance includes OSP liability.
(5)  Disposition of OSP assets does not affect common stock.
(6) Consolidated accumulated deficit reflects remainder of the disposition of OSP assets.

                        GLOBAL ONE CONSOLIDATED PRO FORMA
            INCOME STATEMENT FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                 (UNAUDITED)*
                                (IN THOUSANDS)


                                    HISTORICAL     ADJUSTMENT     PRO FORMA
                                    ----------     ----------     ---------
NET SALES
  Cost of goods sold                $  10,604      $   9,874      $   730 (1)
  License and royalty expense           4,467          4,546          (79)(2)
GROSS PROFIT                            1,836          1,634          202 (2)
                                       ------         ------       ------
OPERATING EXPENSES                      4,301          3,694          607
                                       ------         ------       ------
  Warehouse                             1,046            900          146 (3)
  Selling                               2,651          2,429          222 (3)
  General and Administrative            2,050          1,487          563 (3)
  Art                                     321            282           39 (3)
                                       ------         ------       ------
TOTAL OPERATING EXPENSES                6,069          5,098          970
                                       ------         ------       ------
INCOME FROM OPERATIONS                 (1,768)        (1,404)        (363)
INTEREST EXPENSE                          404            396            8 (3)
                                       ------         ------       ------
INCOME (LOSS) BEFORE TAXES             (2,172)        (1,800)        (371)
PROVISION (BENEFIT) FOR INCOME TAXES        1              1            0
                                       ------         ------       ------
NET INCOME (LOSS)                      (2,173)        (1,801)        (372)
                                       ------         ------       ------
                                       ------         ------       ------


NET INCOME (LOSS) DATA:

  Loss before income taxes, as
   reported                         $  (2,172)     $  (1,800)     $  (371)
  Provision (benefit) for income
   taxes                                    1              1            0
NET INCOME (LOSS)                      (2,173)        (1,801)        (371)
                                       ------         ------       ------
                                       ------         ------       ------
NET INCOME (LOSS) PER SHARE:        $   (0.17)     $   (0.14)     $ (0.03)
                                       ------         ------       ------

  Weighted average shares
   outstanding                        13,012           13,012       13,012
                                      ------           ------       ------
                                      ------           ------       ------



-------------------------------
 * The Company's auditors have neither reviewed nor approved the accuracy of these pro forma financial statements; accordingly, these pro forma financial statements are subject to further adjustment.
(1) Balance excludes OSP sales.
(2) Balance excludes OSP costs.
(3) Balance excludes OSP expenses.

                      GLOBAL ONE CONSOLIDATED PRO FORMA
            INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1996
                                (UNAUDITED)*
                               (IN THOUSANDS)


                                         HISTORICAL  ADJUSTMENT  PRO FORMA
                                         ----------  ----------  ---------

NET SALES                                  $42,370     $23,234     $19,136 (1)
  Cost of goods sold                        22,638      11,199      11,439 (2)
  License and royalty expense                4,746       2,822       1,924 (2)
                                           -------     -------     -------
GROSS PROFIT                                14,986       9,213       5,773
                                           -------     -------     -------
OPERATING EXPENSES
  Warehouse                                  2,689       1,893         796 (3)
  Selling                                    7,349       5,332       2,017 (3)
  General and administrative                 6,757       2,830       3,927 (3)
  Art                                          923         553         370 (3)
                                           -------     -------     -------
TOTAL OPERATING EXPENSE                     17,719      10,608       7,110
                                           -------     -------     -------
INCOME FROM OPERATIONS                      (2,733)     (1,395)     (1,337)
INTEREST FROM OPERATIONS                     1,328       1,061         267 (3)
GAIN ON SALE OF SUBSIDIARY                     703       1,147        (444)
                                           -------     -------     -------
INCOME (LOSS) BEFORE TAXES                  (3,358)     (1,309)     (2,048)
PROVISION (LOSS) BEFORE
 MINORITY INTEREST                          (1,053)       (641)       (412)
                                           -------     -------     -------
INCOME (LOSS) BEFORE
 MINORITY INTEREST                          (2,305)       (668)     (1,636)
MINORITY INTEREST IN (INCOME)
 LOSS OF SUBSIDIARIES                           94           0          94
                                           -------     -------     -------
NET INCOME (LOSS)                          $(2,211)    $  (668)    $(1,542)
                                           -------     -------     -------
                                           -------     -------     -------
NET INCOME (LOSS) DATA:
  Loss before income taxes,
   as reported                            $ (3,358)   $ (1,309)   $ (2,048)
  Provision (benefit) for income taxes      (1,053)       (641)       (412)

  Minority interest in (income)
   loss of subsidiaries                        (94)          0         (94)
                                           -------     -------     -------
  Net income (loss)                         (2,211)       (668)     (1,542)
                                           -------     -------     -------
                                           -------     -------     -------
NET INCOME (LOSS) PER SHARE:
  Income (loss) from continuing
   operations                                (0.34)      (0.15)      (0.19)
  Minority interest in (income)
   loss of subsidiaries                       0.01        0.00        0.01
                                           -------     -------     -------
  Net income (loss)                        $ (0.33)    $ (0.15)    $ (0.18)

  Weighted average shares outstanding       13,011      13,011      13,011
                                           -------     -------     -------
                                           -------     -------     -------

----------------------------------
 * The Company's auditors have neither reviewed nor approved the accuracy of these pro forma financial statements; accordingly, these pro forma financial statements are subject to further adjustment.
(1) Balance excludes OSP sales.
(2) Balance excludes OSP costs.
(3) Balance excludes OSP expenses.